Exhibit 10.5

Execution Version

Incremental Facility Notice

Between

(1)	BNP PARIBAS S.A. as Agent;
(2)	BNP PARIBAS S.A. as Security Agent;
(3)	The financial institutions listed in Schedule 1 (Incremental Facility Lenders) as Incremental Facility Lenders (the "Incremental Facility Lenders"); and
(4)	DORNA SPORTS, S.L., a limited liability company (sociedad de responsabilidad limitada) duly incorporated and existing under the laws of Spain (the "Company").

Dated: 4 July 2025

Senior Facilities Agreement

dated 02 March 2022 between amongst other the Company and BNP Paribas S.A. as Agent and Security Agent (the "Facilities Agreement")

1.	We refer to the Facilities Agreement and to the Intercreditor Agreement (as defined in the Facilities Agreement). The Company hereby notifies the Agent that it requests the establishment of Incremental Facility Commitments on the terms set out herein in accordance with Clause 2.2 (Incremental Facility) of the Facilities Agreement. This agreement (this "Agreement") shall take effect as an Incremental Facility Notice for the purpose of the Facilities Agreement and as a Creditor/Agent Accession Undertaking for the purposes of the Intercreditor Agreement (and as defined in the Intercreditor Agreement). Terms defined in the Facilities Agreement (including in Schedule 16 thereof) have the same meaning in this Agreement unless given a different meaning in this Agreement.
2.	In this Agreement:

"2025 Closing Date" means the date the Agent provides the confirmation referred to in paragraph 9 below;

"Commitment Fee Payment Date" means each date on which commitment fees are payable under Clause 17.1 (Commitment fee) of the Facilities Agreement;

"Existing Revolving Facility Lender" means each Incremental Facility Lender with an amount greater than 0 set opposite its name under the heading "Existing Revolving Facility  Commitment" in Schedule 1 (Incremental Facility Lenders);

"Incremental Revolving Facility Lender" means each Incremental Facility Lender with an amount greater than 0 set opposite its name under the heading "Incremental Revolving Facility Commitment" in Schedule 1 (Incremental Facility Lenders);

Execution Version

"Incremental Term Facility A Lender" means each Incremental Facility Lender with an amount greater than 0 set opposite its name under the heading "Incremental Term Facility A Commitment" in Schedule 1 (Incremental Facility Lenders);

"RCF Lender" means each Lender with a Revolving Facility Commitment;

" Majority TLA/RCF Lenders" means:

(a)	Lenders whose aggregate TLA/RCF Commitments at that time aggregate more than 50 per cent. of the Total TLA/RCF Commitments at that time; or
(b)	if the Total TLA/RCF Commitments have at that time been reduced to zero, Lenders whose TLA/RCF Commitments aggregated more 50 per cent. of the Total TLA/RCF Commitments immediately before the relevant reduction;

"Relevant Commitments" means the Incremental Facility Commitments established under this Agreement;

"Super Majority TLA/RCF Lenders" means:

(a)	Lenders whose aggregate TLA/RCF Commitments at that time aggregate more than 66⅔ per cent. of the Total TLA/RCF Commitments at that time; or
(b)	if the Total TLA/RCF Commitments have at that time been reduced to zero, Lenders whose TLA/RCF Commitments aggregated more 66⅔ per cent. of the Total TLA/RCF Commitments immediately before the relevant reduction;

"TLA Lender" means each Lender with a Term Facility A Commitment;

"TLA/RCF Commitments" means the Term Facility A Commitments and the Revolving Facility Commitments;

"TLA/RCF Loans" means the Term Facility A Loans and the Revolving Facility Loans; and

"Total TLA/RCF Commitments" means the aggregate of the TLA/RCF Commitments.

3.	We refer to Clause 2.2 (Incremental Facility) of the Facilities Agreement. With effect on and from the 2025 Closing Date each Incremental Revolving Facility Lender hereby agrees to become (if not already) a Lender and assume Incremental Facility Commitments by way of increase to Original Revolving Facility Commitments (which Incremental Facility Commitments shall constitute Original Revolving Facility Commitments and increase the commitments under the Original Revolving Facility) in the amount set opposite its name under the heading "Incremental Revolving Facility Commitment" in Schedule 1 (Incremental Facility Lenders) (each an “Incremental Revolving Facility Commitment” and together the “Incremental Revolving Facility Commitments”). With effect on and

Execution Version

from the 2025 Closing Date each Incremental Term Facility A Lender hereby agrees to become (if not already) a Lender and assume Incremental Facility Commitments in the amounts set out set opposite its name under the heading "Incremental Term Facility A Commitment" in Schedule 1 (Incremental Facility Lenders) (each a “Term Facility A Commitment” and together the “Term Facility A Commitments”), constituting a new Incremental Term Facility (the “Term Facility A” and each Loan under the Term Facility A being a "Term Facility A Loan"). The Term Facility A is designated as a Term Facility for the purposes of the Facilities Agreement. In the case of Banque Nomura France its existing Original Revolving Facility Commitments as of the date hereof (prior to giving effect to this Agreement) are on the 2025 Closing Date redesignated as and shall become its Term Facility A Commitment with the effect that its Original Revolving Facility Commitments become 0 as of the 2025 Closing Date after giving effect to this Agreement. Notwithstanding such redesignation the accrued commitment fee payable to Banque Nomura France as of the 2025 Closing Date shall be paid on the next Commitment Fee Payment Date following the 2025 Closing Date (or if the 2025 Closing Date is a Commitment Fee Payment Date on the 2025 Closing Date).
4.	Each Incremental Facility Lender agrees to assume and will assume all of the obligations corresponding to its Relevant Commitments as if it was an Original Lender under the Facilities Agreement.
5.	The date on which the assumption by each Incremental Facility Lender of its Relevant Commitments is to take effect (the "Assumption Date") is the 2025 Closing Date. The 2025 Closing Date is the Incremental Facility Commitment Date for the Term Facility A and the date on which the Incremental Revolving Facility Commitments become effective. This Agreement is accepted as an Incremental Facility Notice for the purposes of the Facilities Agreement by the Agent, and as a Creditor/Agent Accession Undertaking for the purposes of the Intercreditor Agreement by the Security Agent.
6.	On the Assumption Date, each Incremental Facility Lender becomes (to the extent it is not already):
(a)	party to the relevant Finance Documents (other than the Intercreditor Agreement) as a Lender; and
(b)	party to the Intercreditor Agreement as a Senior Lender.
7.	The Term Facility A, the Term Facility A Commitments and the Incremental Revolving Facility Commitments will rank pari passu with the other Facilities and Commitments, respectively and the Company certifies to the Agent and Security Agent that they (and their terms and conditions and ranking and status for the purposes of the Intercreditor Agreement) are not prohibited under any Finance Document (as defined in the Intercreditor Agreement) and otherwise comply with the requirements (if any) of the then existing Finance Documents (as defined in the Intercreditor Agreement) relating thereto. The Term Facility A is and the Original Revolving Facility remains a Senior Facility under and as defined in the Intercreditor Agreement (and designated by the Company as such) and the Company confirms that the establishment of Term Facility A and the Incremental Facility

Execution Version

Commitments complies with Clause 2.2 (Incremental Facility) of the Facilities Agreement and with Clause 2.7 (Additional and/or Refinancing Debt) and Clause 18 (New Debt Financings) of the Intercreditor Agreement.
8.	The terms set out in Schedule 2 (Term Facility A Terms) shall apply in relation to the Term Facility A. The terms set out in Schedule 3 (Incremental Revolving Facility Terms) shall apply in relation to the Incremental Revolving Facility Commitments and the Original Revolving Facility. The terms set out in Schedule 4 (Financial Covenant) shall apply solely in relation to the Term Facility A and the Original Revolving Facility and are additional terms relating to these Facilities so that Clause 26 (Financial Covenant) of the Facilities Agreement is not deemed amended. Each Incremental Facility Lender including each Existing Revolving Facility Lender consents to the amendments to the Facilities Agreement in Schedule 3 (Incremental Revolving Facility Terms).
9.	The Agent confirms that it has completed all necessary “know your customer” or other similar checks in relation to each Incremental Facility Lender for the purposes of Clause 2.2 (Incremental Facility) of the Facilities Agreement. The Agent shall promptly confirm in writing to the Company when it has received (or waived) all of the applicable documents and other evidence listed in Schedule 6 (Conditions) in form and substance satisfactory to it, acting reasonably, and each of the other applicable conditions referred to in Schedule 6 (Conditions) have been satisfied (or waived) in form and substance satisfactory to it, acting reasonably (such conditions collectively the "Conditions"). Notwithstanding any other provision of the Facilities Agreement no other conditions are applicable to the advance of the Term Facility A Loan on the 2025 Closing Date. The parties acknowledge that the intention is for such confirmation to be issued on the 2025 Closing Date, subject to the satisfaction or waiver of the Conditions.
10.	The Facility Office and address, electronic email address and attention details for notices for each Incremental Facility Lender for the purposes of Clause 37.2 (Addresses) of the Facilities Agreement are set out in Schedule 5 (Lender confirmations).
11.	Each Incremental Facility Lender expressly acknowledges the limitations on the Lenders' obligations referred to in paragraph (f) of Clause 2.2 (Incremental Facility).
12.	With reference to clause 21 (Changes to the Parties) of the Intercreditor Agreement:
(a)	Each Incremental Facility Lender confirms that, as from the 2025 Closing Date, it intends to be party to the Intercreditor Agreement as a Senior Lender (as defined therein), and undertakes to perform all the obligations expressed in the Intercreditor Agreement to be assumed by a Senior Lender (as defined therein) and agrees that it shall be bound by all the provisions of the Intercreditor Agreement, as if it had been an original party to the Intercreditor Agreement.
(b)	The undertakings contained in this Agreement have been entered into on the date stated above.

Execution Version

13.	Appointment of the Agent
(a)	Each Incremental Facility Lender hereby ratifies any powers granted by the Lenders under Clause 32 of the Facilities Agreement and particularly, irrevocably appoints and authorises the Agent, which accepts, so that the Agent (with express power of self-contracting (autocontratación), sub-empowering or multiple representation), acting through a duly appointed representative, may exercise, in the name and on behalf of the Incremental Facility Lenders (in their capacity as Finance Parties under the Facilities Agreement) the rights, powers, authorities and discretions specifically given to the Agent under or in connection with the Facilities Agreement and this Agreement, including but not limited to the following:
(i)	to execute in the name of any of the Incremental Facility Lenders (in their capacity as Finance Parties under the Facilities Agreement) (whether in its own capacity or as agent of other parties) any Finance Document, any Assignment Agreement, any Transfer Certificate and any Exchange Accession Certificate (as this term is defined in the Exchange Agreement) as well as any novation, amendment or ratification to the same and appear before a Notary Public and raise into the status of a public document in Spain such documents or this Agreement and to sign any Spanish Public Document as it deems fit;
(ii)	to ratify, if necessary or convenient, at the cost of the relevant Incremental Facility Lender (in its capacity as Finance Party under the Facilities Agreement), any such escrituras públicas or pólizas intervenidas executed by an orally appointed representative in the name or on behalf of the Incremental Facility Lenders (in their capacity as Finance Parties under the Facilities Agreement);
(iii)	to execute and/or do any and all deeds, documents, acts and things, required in connection with the execution of this Agreement, the Finance Documents, any Assignment Agreement, any Transfer Certificate and any Exchange Accession Certificate (as this term is defined in the Exchange Agreement) and/or the execution of any further notarial deed of amendment (escritura pública de rectificación o subsanación) that may be required for the purpose or in connection with the powers granted in this Clause;
(iv)	to carry out, execute, effect and perform all the actions that may be necessary or convenient for the purposes of complying with the purpose of this Agreement and the Facilities Agreement; and
(v)	to request and obtain the copy issued for enforcement purposes (copia con fuerza ejecutiva) of this Agreement, the Facilities Agreement, any other Finance Document, any Assignment Agreement, any Transfer Certificate and any Exchange Accession Certificate (as this term is defined in the Exchange Agreement).

Execution Version

(b)	In connection with the ratification and formalisation of this Agreement, any Finance Document, any Assignment Agreement, any Transfer Certificate and any Exchange Accession Certificate (as this term is defined in the Exchange Agreement) as a Spanish Public Document, the Agent is hereby authorised on behalf of each Incremental Facility Lender (in its capacity as Finance Party under the Facilities Agreement) to enter into, enforce the rights of each Incremental Facility Lender (in its capacity as Finance Party under the Facilities Agreement) and represent each Incremental Facility Lender (in its capacity as Finance Party under the Facilities Agreement) in respect of the granting of any Spanish Public Document.
(c)	Without prejudice to the above, the Agent, acting at its discretion and to the extent reasonably possible, may invite the Incremental Facility Lenders (in their capacity as Finance Parties under the Facilities Agreement) to enter into and/or to enforce the rights of this Agreement, each Finance Document, each Assignment Agreement, each Transfer Certificate and each Exchange Accession Certificate (as this term is defined in the Exchange Agreement) jointly with the Agent. For the avoidance of doubt, this does include the granting of any right to the Incremental Facility Lenders (in their capacity as Finance Parties under the Facilities Agreement) to enter into and/or to enforce the rights under each such document jointly with the Agent.
(d)	Each Lender (in its capacity as Finance Party under the Facilities Agreement) hereby undertakes to the Agent that, promptly upon request, such Incremental Facility Lender (in its capacity as Finance Party under the Facilities Agreement) will ratify and confirm all transactions entered into and other actions by the Agent (or any of its substitutes or delegates) in the proper exercise of the power granted to it hereunder.
(e)	Each Incremental Facility Lender (in its capacity as Finance Party under the Facilities Agreement) (irrevocably undertakes to the Agent and the other Finance Parties to, if requested by the Agent:
(i)	appear and execute with the Agent to enable the Agent to exercise any right, power, authority or discretion vested in it as Agent pursuant to this Agreement and to execute any document or instrument including any Spanish Public Document; and
(ii)	abide by and act, or refrain from acting, in accordance with, any decision of the Majority Lenders made in accordance with this Agreement and the Facilities Agreement in relation thereto.
(f)	Notwithstanding paragraph (e) above, an Incremental Facility Lender (in its capacity as Finance Party under the Facilities Agreement) that has notified the Agent that it cannot authorise or empower, or has not authorised or empowered, the Agent to act on its behalf, irrevocably undertakes to the Agent and the other Finance Parties to:

Execution Version

(i)	appear and execute with the Agent to enable the Agent to exercise any right, power, authority or discretion vested in it as Agent pursuant to this Agreement and the Facilities Agreement and to execute any document or instrument including any Spanish Public Document; and
(ii)	abide by and act, or refrain from acting, in accordance with, any decision of the Majority Lenders made in accordance with this Agreement in relation thereto.
14.	Appointment of the Security Agent
(a)	Each Incremental Facility Lender hereby ratifies any powers granted by the Incremental Facility Lenders under Clause 19 of the Intercreditor Agreement and particularly, each Incremental Facility Lender (in its capacity as Secured Party under the Intercreditor Agreement) hereby grants full power to the Security Agent (including, without limitation, the express power to self-contract (autocontratar), subdelegate or represent multiple parties), which accepts, so that the Security Agent, acting through a duly appointed representative, may exercise, in the name and on behalf of each Incremental Facility Lender (in its capacity as Secured Party under the Intercreditor Agreement) the following actions:
(i)	to execute in the name of each Incremental Facility Lender (in its capacity as Secured Party under the Intercreditor Agreement) (whether in its own capacity or as agent of other parties) any Spanish Security Document (to the extent possible under Spanish law), any Assignment Agreement, any Transfer Certificate and any Exchange Accession Certificate (as this term is defined in the Exchange Agreement) as well as any novation, amendment or ratification to the same and appear before a Notary Public and raise into the status of Spanish Public Document such documents and to sign any Spanish Public Document as it deems fit;
(ii)	in connection with any assignment or transfer agreement that may be entered into in connection with any secured Debt Document, to raise to the status of Spanish Public Document such transfer or assignment agreement in the name and on behalf of both any existing Creditor and/or any new Creditor, as well as to raise to the Spanish Public Document in the name and on behalf of any new Creditor any document required for it to accede as a party to the Intercreditor Agreement;
(iii)	to appear before a Notary Public and to accept, execute, amend, extend, restate, assign or transfer, release or ratify any type of guarantee or security, whether personal or real, or irrevocable power of attorney, granted in favour of the Incremental Facility Lenders (in their capacity as Secured Party under the Intercreditor Agreement) (whether in its own capacity or as agent of other parties) over any and all kind of assets (including, without limitation, quotas, shares, rights, receivables, accounts, or other goods), fixing their price for the purposes of an auction and the address for serving of notices

Execution Version

and submitting to the jurisdiction of law courts by waiving its own forum, and to release such guarantees and/or security interests and to carry out such actions and execute such documents as may be necessary or advisable to enforce the relevant guarantees or security interests, all of the foregoing, to the extent possible under Spanish law and under the terms and conditions which the attorney may freely agree, signing the notarial deeds (escrituras públicas) or intervened policies (póliza intervenidas) that the attorney may deem fit;
(iv)	to ratify, if necessary or convenient, at the cost of the relevant each Incremental Facility Lender (in its capacity as Secured Party under the Intercreditor Agreement), any such escrituras públicas or pólizas intervenidas executed by an orally appointed representative in the name or on behalf of the Secured Parties;
(v)	to execute and/or do any and all deeds, documents, acts and things, required in connection with the execution of the Spanish Security Documents, any Assignment Agreement, any Transfer Certificate and any Exchange Accession Certificate (as this term is defined in the Exchange Agreement) and/or the execution of any further notarial deed of amendment (escritura pública de rectificación o subsanación) that may be required for the purpose or in connection with the powers granted in this Clause;
(vi)	to the extent possible under Spanish law, represent each Incremental Facility Lender (in its capacity as Secured Party under the Intercreditor Agreement) in any auction of any asset charged under the Spanish Security Documents or in any enforcement process in Spain of any Transaction Security Document and grant, in their name and on their behalf, all private and public documents as may be necessary in relation to the enforcement of such Spanish Security Documents (including the deed of auction/sale) and the transfer of credit rights (or other pledged assets) in favour of the acquirer(s) according to the terms of such documents;
(vii)	to dispose or formalise the disposal of any asset charged under the Spanish Security Documents in favour of the acquirer(s) which becomes their owner(s) as a result of the auction or as a result of any of the enforcement proceedings foreseen in the Spanish Security Documents;
(viii)	to carry out, execute, effect and perform all the actions that may be necessary or convenient for the purposes of complying with the purpose of this Agreement and the Intercreditor Agreement;
(ix)	to request and obtain the copy issued for enforcement purposes (copia con fuerza ejecutiva) of any Transaction Security Document, any Assignment Agreement, any Transfer Certificate and any Exchange Accession Certificate (as this term is defined in the Exchange Agreement); and

Execution Version

(x)	to take any Enforcement Action as foreseen in the Spanish Security Documents.
(b)	Upon enforcement in Spain of any Security under the Spanish Security Documents, each Incremental Facility Lender (in its capacity as Secured Party under the Intercreditor Agreement) undertakes to:
(i)	execute a power of attorney in favour of the Security Agent, as applicable, for any action to be carried out in Spain under the instructions received in accordance with the Spanish Security Documents; or
(ii)	take any action or appear in any proceeding in Spain, as may be required by the Security Agent, as applicable, to enforce the Security created under the Spanish Security Documents and, to such effect, follow the instructions received from each of them.
(a)	Without prejudice to the above, the Security Agent, acting at its discretion and to the extent reasonably possible, may invite the Incremental Facility Lenders (in their capacity as Secured Parties under the Intercreditor Agreement) to enter into and/or to enforce the rights of each Spanish Security Document, each Assignment Agreement, each Transfer Certificate and each Exchange Accession Certificate (as this term is defined in the Exchange Agreement) jointly with the Security Agent. For the avoidance of doubt, this does include the granting of any right to each Incremental Facility Lender (in its capacity as Secured Party under the Intercreditor Agreement) to enter into and/or to enforce the rights under each such document jointly with the Security Agent.
(b)	Each Incremental Facility Lender (in its capacity as Secured Party under the Intercreditor Agreement) (other than the Security Agent) hereby undertakes to the Security Agent that, promptly upon request, such Incremental Facility Lender (in its capacity as Secured Party under the Intercreditor Agreement) will ratify and confirm all transactions entered into and other actions by the Security Agent (or any of its substitutes or delegates) in the proper exercise of the power granted to it hereunder.
(c)	Notwithstanding paragraph (e) above, an Incremental Facility Lender (in its capacity as Secured Party under the Intercreditor Agreement) (other than the Security Agent) that has notified the Security Agent that it cannot authorise or empower, or has not authorised or empowered, the Security Agent to act on its behalf, irrevocably undertakes to the Security Agent and the other Secured Parties to appear and execute with the Security Agent to enable the Security Agent to exercise any right, power, authority or discretion vested in it as Security Agent pursuant to this Agreement and the Intercreditor Agreement and to execute any document or instrument including any Spanish Public Document.
15.	Without prejudice of the security extensions to be delivered in accordance with paragraph (9)(f)(v) of Schedule 6 (Conditions) to this Incremental Facility Notice, for the purposes of

Execution Version

Article 1,528 of the Spanish Civil Code, the Incremental Facility Lenders and the Company agree that any guarantee, security or indemnity granted under the Debt Documents (as defined in the Intercreditor Agreement), together with all rights and remedies arising thereunder, shall be maintained in full force and effected, and preserved for the benefit of the Incremental Facility Lenders.
16.	Each TLA Lender and each RCF Lender (including the Incremental Facility Lenders) shall provide to the Company, on or before the 2025 Closing Date (in the case of any Incremental Facility Lender) or the date that such Lender acquires a Term Facility A Commitment or Revolving Facility Commitment (in the case of any other such Lender) and from time to time thereafter promptly upon the reasonable request of the Company, a valid and properly executed (a) IRS Form W-9 (or successor form) establishing an exemption for such Lender from US backup withholding or (b) IRS Form W-8 (or successor form) wherein such Lender claims entitlement to a complete exemption from US federal withholding tax with respect to payments of interest to be received pursuant to the Finance Documents (as if such payments were US source). The Agent shall provide to the Company, on or before the 2025 Closing Date (in the case of the Agent on such date) or the date that such Agent becomes the Agent (in the case of any other Agent) and from time to time thereafter promptly upon the reasonable request of the Company, both with respect to payments received by the Agent for its own account and with respect to payments received by the Agent for the account of others, a valid and properly executed IRS Form W-9 (or successor form) establishing an exemption for such Agent from US backup withholding or IRS Form W-8 (or successor form). If the Agent does not provide an IRS Form W-9 or W-8ECI (or successor form), the Agent hereby represents and warrants that any fees received by it in connection with any Facility are not for personal services performed in the United States (within the meaning of Section 861 of the Code or related US Treasury regulations promulgated thereunder). If a Lender or the Agent becomes aware that any documentation provided pursuant to this paragraph 14 is or becomes materially inaccurate or incomplete, or upon the request of the Company upon any such documentation expiring or becoming obsolete, the applicable Lender or Agent shall promptly update such documentation. Notwithstanding anything to the contrary in this Agreement, any TLA Lender or RCF Lender that fails to comply with this paragraph 14 shall not be entitled to any indemnification or gross-up in respect of Term Facility A or any Revolving Facility for any Taxes (including, for this purpose, any US backup withholding) attributable to such failure to comply.
17.	In this paragraph 15 "Transaction" means the sale of shares in the Company to Libertad Especia, S.L.U. (the "Purchaser") pursuant to a share and purchase agreement dated 29 March 2024 between the Purchaser, Global Racing LX1 S.a r.I., Global Racing LX2 S.a r.l. and certain managers of the Company.
a)	The RCF Lenders and the TLA Lenders agree to waive and undertake not to exercise in full their rights set out under Clause 12.1 (Exit) of the Facilities Agreement as a result of the occurrence of a Change of Control arising due to the completion of the Transaction and agrees to the disapplication of Clause 12.1(a)(iii) in relation to such Change of Control and their obligations such that they agree to and shall be obliged to fund participations in any Utilisation that would have been obliged to have been funded

Execution Version

but for the operation of Clause 12.1(a)(iii) in relation to such Change of Control, subject to Clauses 4, 5 and 6 of the Facilities Agreement. The agreement in this paragraph 15 is irrevocable and will bind each RCF Lenders and each TLA Lender and their permitted transferees or assignees.
b)	The above consents and waivers, when and if granted, are effective only in the instance and for the purpose for which they are given. Therefore, no failure to exercise, nor any delay in exercising, on the part of any Finance Party, any right or remedy under the Finance Documents relating to any circumstance not waived in accordance with this letter, nor anything else which any Finance Party has, or may have, agreed or done or may in the future agree to do (including any receipt and/or acceptance of any sum payable under the Finance Documents) does, will or is intended, unless the relevant Finance Party provide an express written waiver in accordance with the terms of the Facilities Agreement, to operate as a waiver of any Event of Default, any Default, any of the Company’s obligations or any right or remedy of any Finance Party, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise or the exercise of any other right or remedy, all such rights and remedies being hereby reserved.
18.	This Agreement may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.
19.	This Agreement shall be formalised as a Spanish Public Document on the 2025 Closing Date, so that it may have the status of a public document and for all purposes contemplated in Article 517, number 4 of the Spanish Civil Procedural.
a)	Upon enforcement, the sum payable by a Spanish Obligor shall be the aggregate amount of the balance of the accounts maintained by the Agent (or the relevant Lender, as the case may be) pursuant to Clause 38.1 (Accounts) of the Facilities Agreement. For the purposes of Articles 571 et seq. of the Spanish Civil Procedural Law, the Parties agree that such balances shall be considered as due, liquid and payable and may be claimed pursuant to that law.
b)	For the purposes of the provisions of Art. 571 et seq. of the Spanish Civil Procedural Law, the Parties agree that the amount of the debt to be claimed through executive proceedings shall be determined by the Agent (or a Lender, as the case may be) in a certificate evidencing the balances shown in the relevant account(s) referred to in paragraph (a) of Clause 47.3 of the Facilities Agreement. For the Agent or a Lender to exercise executive action it must present:

(i)an original notarial first or authentic copy of this Incremental Facility Notice;

(ii)the notarial document ("acta notarial") which:

(A)incorporates (i) the certificate of amounts due by the Spanish Obligor issued by the Agent (or the relevant Lender, as the case may be) and (ii) an excerpt of the credits and debits, including the interest applied, which appears in the relevant

Execution Version

account(s) referred to in paragraph (a) of Clause 47.3 of the Facilities Agreement; and

(B)evidences that the amounts due and payable by the Spanish Obligor have been calculated in accordance with the Facilities Agreement and that such amounts match the balance of the accounts, and

(iii) a notarial document ("acta notarial") or a confirmatory fax ("burofax") evidencing that the Spanish Obligor has been served notice for the amount that is due and payable.

c)	Paragraph (b) of this paragraph 17 is also applicable to any Lender with regard to its Commitment. Such Lender may issue the appropriate certification of the balances of the relevant account(s) referred to in paragraph (a) of this paragraph 17 and the certification of the balances of such accounts may be legalised by a notary.
d)	The amount of the balances determined in accordance with this paragraph 17 shall be notified to the relevant Spanish Obligor in an attestable manner at least three (3) days in advance of exercising any executive action.
e)	The Borrower hereby authorises the Agent (and each Lender, as appropriate) to request and obtain certificates and documents issued by the notary which has formalised this Incremental Facility Notice in order to evidence its compliance with the entries of his registry-book and the relevant entry date for the purpose of number 4 of Article 517, of the Spanish Civil Procedural Law. The cost of such certificate and documents will be for the account of the Borrower.
20.	Notwithstanding paragraph 17 above, this Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law. Clause 47 (Enforcement – Jurisdiction) of the Facilities Agreement shall apply to this Agreement as if set out in full herein mutatis mutandis.
21.	This Agreement has been entered into and become effective on the date stated at the beginning of this Agreement.
Note:

The execution of this Incremental Facility Notice may not be sufficient for the Incremental Facility Lenders to obtain the benefit of the Transaction Security in all jurisdictions.  It is the responsibility of the Incremental Facility Lenders to ascertain whether any other documents or other formalities are required to obtain the benefit of the Transaction Security in any jurisdiction and, if so, to arrange for execution of those documents and completion of those formalities.

Execution Version

SCHEDULE 1

Incremental Facility Lenders

Incremental Facility Lender	Incremental Term Facility A Commitment	Incremental Revolving Facility Commitment	Existing Revolving Facility Commitment	OrOriginal Revolving Facility Commitment as of the 2025 Closing Date[1]
BNP Paribas S.A.	€1,750,000	€0	€600,000	€600,000
BNP Paribas Fortis S.A. N.V.	€33,250,000	€0	€11,400,000	€11,400,000
Bank of America Europe Designated Activity Company	€35,000,000	€12,000,000	€0	€12,000,000
J.P. Morgan SE	€35,000,000	€0	€12,000,000	€12,000,000
Goldman Sachs Bank USA	€20,000,000	€13,000,000	€0	€13,000,000
Banco Santander, S.A., New York Branch	€13,000,000	€15,000,000	€0	€15,000,000
Banque Nomura France	€12,000,000	€0	€0	€0
Royal Bank of Canada, London Branch	€0	€12,000,000	€0	€12,000,000

1Note: Set out in this Schedule 1 for clarity purposes and being the aggregate of the Incremental Revolving Facility Commitments and the Existing Revolving Facility Commitments.

Execution Version

Citibank Europe Plc, Sucursal en España	€0	€0	€12,000,000	€12,000,000
Société Générale S.A., Sucursal en España	€0	€0	€12,000,000	€12,000,000
Total:	€150,000,000	€52,000,000	€48,000,000	€100,000,000

Execution Version

Schedule 2

Term Facility A Terms

1The following terms shall apply in relation to Term Facility A:

(a)	Availability Period: the 2025 Closing Date;
(b)	Utilisation Request: the Utilisation Request for a Term Facility A Loan pursuant to this Letter from the Borrower identified below and dated on or about the date of this Agreement shall be valid and operate as an effective Utilisation Request for the Term Facility A Loans requested therein notwithstanding any other time period provided for or other provisions in the Facilities Agreement and such Term Facility A Loans shall be advanced on the 2025 Closing Date;
(c)	Borrower: the Company;
(d)	Purpose: general purposes of the Group and/or working capital requirements of the Group;
(e)	Margin: As set out in paragraph 2 below. Clause 14.5 of the Facilities Agreement shall not apply to the Term Facility A and no adjustment to the Margin for the Term Facility A Loans shall be made pursuant thereto. The Margin for the Term Facility A Loans applicable as of the 2025 Closing Date is 2.50% per annum.
(f)	Repayments: As set out in paragraph 3 below.
(g)	Termination Date: September 29, 2028;
(h)	Number of Utilisations: One;
(i)	Currency: Euro;
(j)	Interest Period: The first Interest Period for the Term Facility A Loans made on the 2025 Closing Date shall be the period commencing on the 2025 Closing Date and ending on September 30 2025;
(k)	Other: all other terms that apply to Incremental Term Facilities under the Facilities Agreement apply to Term Facility A.

2Margin:

(a)	Provided that no Margin Event of Default has occurred and is continuing and has been notified to the Company, the Margin for each Term Facility A Loan will be the percentage per annum set out below in the column for the Term Facility A opposite the range set out below which the Consolidated Net Senior Secured Leverage Ratio in respect of the most recently completed Relevant Period is within:

Execution Version

Consolidated Net Senior Secured Leverage Ratio	Margin for Term Facility A (% p.a.)
Greater than 6.00:1	3.25
Equal to or less than 6.00:1 but greater than 5.50:1	3.00
Equal to or less than 5.50:1 but greater than 5.00:1	2.75
Equal to or less than 5.00:1 but greater than 4.50:1	2.50
Equal to or less than 4.50:1	2.25

However

(A)	any increase or decrease in the Margin for a Term Facility A Loan shall take effect on the Business Day of receipt by the Agent of the Compliance Certificate for that Relevant Period pursuant to Clause 25.2 (Provision and contents of Compliance Certificate) of the Facilities Agreement or if the increase or decrease has not taken effect because a Margin Event of Default is continuing, on the first Business Day after the date on which that Margin Event of Default ceases to be continuing;
(B)	there shall be no restriction on the number of steps up or down in the level of Margin that may occur as a result of this provision;
(C)	if the Annual Financial Statements of the Group show that (1) a higher rate of Margin should have applied to Term Facility A Loans at any time during the period of the four Financial Quarters ending on the last day of the Financial Year, then the Company shall pay (or shall ensure that the relevant Borrower pays) to the Agent the amount necessary to put the Lenders with participations in Term Facility A Loans in the position they would have been in had the appropriate rate applied during that period or (2) a lower rate of Margin should have applied to Term Facility A Loans at any time during that period, the future payments to the Lenders with participations in Term Facility A Loans shall be reduced to take into account the appropriate rate which should have applied to them during that period. Payments to a Lender with a participation in a Term Facility A Loan will only be increased or reduced to the extent and for the period for which it was a Lender with a participation in a Term Facility A Loan during the relevant period when a higher or lower Margin should have applied;
(D)	while a Margin Event of Default is continuing and has been notified to the Company, the Margin for each Term Facility A Loan shall be

Execution Version

the highest percentage per annum set out above for a Term Facility A Loan, provided that once that Margin Event of Default ceases to be continuing, the Margin will be recalculated from the date on which the relevant Margin Event of Default has ceased to be continuing on the basis of the most recently delivered quarterly accounts and the provisions set out in this definition; and
(E)	for the purpose of determining the Margin, the Consolidated Net Senior Secured Leverage Ratio for each Relevant Period shall be determined in accordance with Schedule 16 (Incurrence Covenants) of the Facilities Agreement.

3Repayments

The Company shall repay, or procure the repayment of, the Term Facility A Loans outstanding under the Term Facility A on the dates set forth below in an amount equal to the product of the aggregate initial principal amount of Term Facility A Loans multiplied by the amortization percentage set forth opposite such date (subject to adjustment for any prepayment made pursuant to the terms of this Agreement and provided that any Term Facility A Loan made after any such date shall only be taken into account for repayment instalments after the date on which such Term Facility A loan was made):

Date	Amount
March 31, 2026	0.625%
June 30, 2026	0.625%
September 30, 2026	0.625%
December 31, 2026	0.625%
March 31, 2027	1.25%
June 30, 2027	1.25%
September 30, 2027	1.25%
December 31, 2027	1.25%
March 31, 2028	1.25%
June 30, 2028	1.25%
Termination Date for the Term Facility A Loans	Remaining outstanding amount

Execution Version

In the event of any voluntary prepayment of Term Facility A Loans the Company may select in its absolute discretion which remaining instalments of the Term Facility A Loans such prepayments shall be applied against (if no selection is made then such prepayment shall be applied to remaining instalments in direct order).

Term Facility A shall not be included in the waterfall for the purposes of Clause 12.3 (Application of mandatory prepayments and cancellations) of the Facilities Agreement and no prepayment of Term Facility A Loans shall be required under or pursuant to Clause 12.2 (Partial prepayment – Excess cashflow) of the Facilities Agreement.

Execution Version

Schedule 3

Incremental Revolving Facility Terms

The amendments set out in this Schedule 3 are made in connection with the Original Revolving Facility only and not the Term Facility A and shall take effect as Structural Adjustments pursuant to and in accordance with paragraph (c) of Clause 41.4 (Other exceptions) of the Facilities Agreement or to the extent necessary as amendments approved by the Majority Lenders (determined solely by reference to the Original Revolving Facility) in accordance with Clause 41.2 (Required consents) of the Facilities Agreement.

The terms of the Facilities Agreement (as amended by this Agreement) shall apply to the Incremental Revolving Facility Commitments.

The amendments set out in this Schedule 3 shall take effect on and from the 2025 Closing Date. Such amended terms shall apply in relation to the whole Original Revolving Facility including the Original Revolving Facility Commitments of the Existing Revolving Facility Lenders.

The adjustment to the commitment fee payable in relation to the Original Revolving Facility shall take effect on and from the 2025 Closing Date and shall not affect any commitment fee accrued as of such date.

The Facilities Agreement remains in full force and effect, as amended by this Schedule 3.

The Commitment Fee Rate (as defined below) applicable as of the 2025 Closing Date is 0.40% per annum.

With effect on and from the 2025 Closing Date the Facilities Agreement shall be amended as follows:

1	The following new definition will be inserted in Clause 1.1 (Definitions) of the Facilities Agreement at the appropriate place in the alphabetical order:

"Commitment Fee Rate" means, provided that no Margin Event of Default has occurred and is continuing and has been notified to the Company, the percentage per annum set out below in the column for the Original Revolving Facility opposite the range set out below which the Consolidated Net Senior Secured Leverage Ratio in respect of the most recently completed Relevant Period is within:

Consolidated Net Senior Secured Leverage Ratio	Commitment Fee Rate for Original Revolving Facility (% p.a.)
Greater than 6.00:1	0.50
Equal to or less than 6.00:1 but greater than 5.50:1	0.45

Execution Version

Consolidated Net Senior Secured Leverage Ratio	Commitment Fee Rate for Original Revolving Facility (% p.a.)
Equal to or less than 5.50:1 but greater than 5.00:1	0.40
Equal to or less than 5.00:1 but greater than 4.50:1	0.40
Equal to or less than 4.50:1	0.35

However

(F)	any increase or decrease in the Commitment Fee Rate for the Original Revolving Facility shall take effect on the Business Day of receipt by the Agent of the Compliance Certificate for that Relevant Period pursuant to Clause 25.2 (Provision and contents of Compliance Certificate) or if the increase or decrease has not taken effect because a Margin Event of Default is continuing, on the first Business Day after the date on which that Margin Event of Default ceases to be continuing;
(G)	there shall be no restriction on the number of steps up or down in the level of Commitment Fee Rate that may occur as a result of this provision;
(H)	if the Annual Financial Statements of the Group show that (1) a higher rate of Commitment Fee Rate should have applied to the Original Revolving Facility at any time during the period of the four Financial Quarters ending on the last day of the Financial Year, then the Company shall pay (or shall ensure that the relevant Borrower pays) to the Agent the amount necessary to put the Lenders with Original Revolving Facility Commitments in the position they would have been in had the appropriate rate applied during that period or (2) a lower rate of Margin should have applied to the Original Revolving Facility at any time during that period, the future payments to the Lenders with Original Revolving Facility Commitments shall be reduced to take into account the appropriate rate which should have applied to them during that period. Payments to a Lender with an Original Revolving Facility Commitment will only be increased or reduced to the extent and for the period for which it was a Lender with an Original Revolving Facility Commitment during the relevant period when a higher or lower Commitment Fee Rate should have applied;
(I)	while a Margin Event of Default is continuing and has been notified to the Company, the Commitment Fee Rate for the Original Revolving Facility shall be the highest percentage per annum set out

Execution Version

above for Original Revolving Facility, provided that once that Margin Event of Default ceases to be continuing, the Commitment Fee Rate will be recalculated from the date on which the relevant Margin Event of Default has ceased to be continuing on the basis of the most recently delivered quarterly accounts and the provisions set out in this definition; and
(J)	for the purpose of determining the Commitment Fee Rate, the Consolidated Net Senior Secured Leverage Ratio for each Relevant Period shall be determined in accordance with Schedule 16 (Incurrence Covenants).
2	The definition of "Original Revolving Facility Commitment" in Clause 1.1 (Definitions) of the Facilities Agreement shall be deleted and replaced with the below new definition:

"Original Revolving Facility Commitment" means:

(a)	in relation to an Original Lender, the amount in the Base Currency set opposite its name under the heading "Original Revolving Facility Commitment" in Part 2 of Schedule 1 (The Original Parties) and any Incremental Facility Commitments made available by that Lender pursuant to clause 2.2 (Incremental Facility) which are specified in the relevant Incremental Facility Notice to increase the commitments under the Original Revolving Facility and the amount of any other Original Revolving Facility Commitment transferred to it under this Agreement or assumed by it in accordance with Clause 2.3 (Increase); and
(b)	in relation to any other Lender, any Incremental Facility Commitments made available by that Lender pursuant to clause 2.2 (Incremental Facility) which are specified in the relevant Incremental Facility Notice to increase the commitments under the Original Revolving Facility and the amount in the Base Currency of any Original Revolving Facility Commitment transferred to it under this Agreement or assumed by it in accordance with Clause 2.3 (Increase), to the extent not cancelled, reduced or transferred by it under this Agreement.

3	Sub-paragraph (i) of paragraph (a) of Clause 17.1 (Commitment fee) of the Facilities Agreement shall be deleted and replaced with the following:
(i)	the Commitment Fee Rate on that Lender's Available Commitment under the Original Revolving Facility until the expiry of the Availability Period applicable to the Original Revolving Facility; and

Execution Version

Schedule 4

Financial Covenant

The following terms and conditions should apply as additional terms and conditions relating to Term Facility A and the Original Revolving Facility:

1.2	Financial condition
(a)	In this Agreement, "Test Condition" means on any Test Date, either (A) there are any Term Facility A Loans outstanding or (B) the aggregate Base Currency Amount of all outstanding Revolving Facility Loans and any principal Ancillary Outstandings in cash (excluding (i) any Revolving Facility Loans made available on the Closing Date (including Rollover Loans thereof) or after the Closing Date in connection with the financing or refinancing of any post closing payments (including Rollover Loans thereof), (ii) any Revolving Facility Loans to finance or refinance any original issue discount, fees, costs and expenses or the exercise of flex provisions (including Rollover Loans thereof), (iii) any Revolving Facility Loans to finance or refinance any capital expenditure or Permitted Investments (including Rollover Loans thereof) except that to the extent the aggregate outstanding principal amount of such Revolving Facility Loans that are used to finance or refinance capital expenditure or Permitted Investments exceeds the greater of €60,000,000 and 40% of Consolidated EBITDA, only the excess amount shall be taken into account for purpose of assessing the Test Condition and (iv) for the avoidance of doubt, any Letters of Credit (or bank guarantees) or Ancillary Outstandings (other than the aggregate outstanding principal amount of any net cash drawings of such Ancillary Facilities)) net of cash or Cash Equivalents is greater than 40 per cent. of the Total Revolving Facility Commitments as at 5.00pm on that Test Date.
(b)	Subject to paragraph (c) and Clause 1.2 below and the expiry of the cure period referred to therein, if in respect of any Relevant Period ending on or after the first Test Date falling after the 2025 Closing Date and for which it is tested, the Consolidated Net Senior Secured Leverage Ratio as set out in the applicable Compliance Certificate exceeds 9.0:1.0 (the "Adjusted Financial Covenant") the Agent may, and shall if so directed by the Super Majority TLA/RCF Lenders, by notice to the Company: (i) cancel the Total TLA/RCF Commitments and any Ancillary Commitments at which time they shall immediately be cancelled; and/or (ii) require all or part of the TLA/RCF Loans and any other Revolving Facility Utilisations to be immediately prepaid in which case the Company must immediately prepay or procure the prepayment of such TLA/RCF Loans and any other Revolving Facility Utilisations or the relevant part thereof notified by the Agent (such rights to cancel such Commitments and/or require all or part of such Loans and Utilisations to be prepaid, the "Financial Covenant Prepayment Rights").

Execution Version

(c)	Notwithstanding anything to the contrary in this Agreement, the requirement in paragraph (b) above:
(i)	shall only remain in force from the date of this Agreement for so long as any amount is outstanding under a Revolving Facility or Term Facility A or any TLA/RCF Facility Commitment is in force; and
(ii)	will not apply (and the Adjusted Financial Covenant shall not be required to be tested) if the Test Condition is not met on the relevant Test Date; and
(d)	The first Test Date for determining whether the Test Condition is met for the purposes of this Schedule 4 will be the first Test Date falling after the 2025 Closing Date.
1.3	Equity Cure
(a)	In this Schedule 4 non-compliance with the Adjusted Financial Covenant means Consolidated Net Senior Secured Leverage Ratio in respect of the applicable Relevant Period exceeding 9.0:1.0 and compliance with the Adjusted Financial Covenant means Consolidated Net Senior Secured Leverage Ratio in respect of the applicable Relevant Period not exceeding 9.0:1.0. The Financial Covenant Prepayment Rights shall not apply in relation to a non-compliance with the Adjusted Financial Covenant where such non-compliance is cured or prevented in accordance with and within the timeframes set out in this Clause 1.2.
(b)	The Company may cure or prevent non-compliance with the Adjusted Financial Covenant if no later than 20 Business Days after the date on which the Compliance Certificate in respect of the applicable Relevant Period for which Consolidated Net Senior Secured Leverage Ratio exceeds 9.0:1.0 is required to be delivered:
(i)	the Company or the applicable Borrowers procure that sufficient Term Facility A Loans and/or Revolving Facility Loans and/or Ancillary Outstandings are repaid or prepaid or otherwise reduced such that the Test Condition is no longer met (and the Test Condition shall then be deemed not to have been met on the applicable Quarter Date) (a "Prepayment Cure"); and/or
(ii)	the Company designates an amount previously received in cash by way of an Equity Contribution (without double counting and to the extent such amount has not otherwise been utilised) or receives the proceeds in cash of an amount (the "Cure Amount") of an Equity Contribution to cure or prevent non-compliance with the Adjusted Financial Covenant, provided that written notice of such Cure Amount being received is delivered to the Agent:
(A)	signed by an Officer of the Company; and
(B)	certifying the Cure Amount received.

Execution Version

(c)	Immediately following the provision of the Cure Amount to the Company, the Consolidated Net Senior Secured Leverage Ratio shall be recalculated for the Relevant Period in which such non-compliance occurred on a pro forma basis whereby (at the option of the Company):
(i)	Consolidated EBITDA will be increased by the Cure Amount injected for the Relevant Period (an "EBITDA Cure"); or
(ii)	Consolidated Senior Secured Leverage will be decreased by the Cure Amount injected for the Relevant Period (a "Debt Cure" and, together with an EBITDA Cure and a Prepayment Cure, the "Cure Rights"),

provided that, in relation to any such Cure Amount so provided in accordance with this Clause 1.2:

(A)	the Company shall not be entitled to exercise;
(1)	any Cure Rights it may have to prevent or cure non-compliance with the Adjusted Financial Covenant on more than five occasions in aggregate after the date of this Agreement; and
(2)	any Cure Rights it may have in more than two consecutive Financial Quarters;
(B)	there shall be no requirement to apply any Cure Amount in prepayment of the Facilities;
(C)	for the avoidance of doubt, any Cure Amount may exceed the amount actually needed to remedy any non-compliance with the Adjusted Financial Covenant;
(D)	any Cure Amount so provided and any adjustments to Consolidated Senior Secured Leverage or Consolidated EBITDA (as applicable) will be taken into account for the Relevant Period in respect of which the non-compliance with the Adjusted Financial Covenant would have otherwise occurred and each of the next three (3) successive Relevant Periods; and
(E)	Cure Amounts may only be taken into account to remedy non-compliance with the Adjusted Financial Covenant (and if applicable the Financial Covenant under the Facilities Agreement) and for no other purpose, and in particular, no Cure Amount shall constitute an Excluded Contribution or Retained Cash for any purpose under the Facilities Agreement or (whilst Consolidated EBITDA is being increased by that Cure Amount) be taken into account as cash for the purpose of calculating Consolidated Net Senior Secured Leverage Ratio.

Execution Version

(d)	If, after giving effect to any Cure Right, the Company would then be in compliance with the Adjusted Financial Covenant, the Company shall be deemed to have satisfied the requirement of and be in compliance with the Adjusted Financial Covenant for all purposes under the Finance Documents and the Financial Covenant Prepayment Rights shall not apply.
1.4	Calculations

Clause 26.3 (Calculations) of the Facilities Agreement shall apply in relation to the calculation of the Adjusted Financial Covenant.

1.5	Other
(a)	In ascertaining the Majority TLA/RCF Lenders or the Super Majority TLA/RCF Lenders or whether any given percentage of the Total TLA/RCF Commitments has been obtained to approve any request for a consent, waiver, amendment or other vote under the Finance Documents or for the purposes of the allocation of any repayment or prepayment or for the purposes of taking any step, decision, direction or exercise of discretion which is calculated by reference to Commitments not denominated in euro ("Non-Base Currency Amounts"), such Non-Base Currency Amounts shall be deemed to be converted into euro at the Agent's Spot Rate of Exchange on the day on which the relevant determination is made.
(b)	Notwithstanding any other provision of the Facilities Agreement any amendment or waiver which has the effect of changing or which relates to this Agreement shall not be effected without (and may be effected with) the consent of the Majority TLA/RCF Lenders (and the consent of no other Finance Party is required).
(c)	Each Compliance Certificate supplied after the 2025 Closing Date shall set out (and in reasonable detail), confirmation whether the Adjusted Financial Covenant is required to be tested and computations of the Consolidated Net Senior Secured Leverage Ratio for the corresponding Relevant Period for the purposes of determining the applicable Margins and of compliance (to the extent applicable) with the Adjusted Financial Covenant.

Execution Version

Schedule 5

Lender Confirmations

Bank of America Europe Designated Activity Company confirms:

(a)	for the benefit of the Agent and without liability to any Obligor, that it is in respect of an advance under a Finance Document to a Spanish Borrower:
(i)	a Non-Spanish Lender (other than a Treaty Lender);
(b)	that it is not a Non-Debt Fund Affiliate;
(c)	that it can exempt the Agent from the restrictions on self-dealing and multi-representation pursuant to section 181 of the German Civil Code (Bürgerliches Gesetzbuch) and similar restrictions (if any) applicable to it pursuant to any other applicable laws;
(d)	its Facility Office and address, electronic email address and attention details for notices for the purposes of Clause 37.2 (Addresses) of the Facilities Agreement are set out below:

Facility Office:

Contact Name: EMEA Loan Operations

Address: 26 Elmfield Road, Bromley, BR1 1LR

Notice details:

Email Address: Emealendingopsagencybilat@bofa.com

Telephone: +44 208 695 3071

J.P. Morgan SE confirms:

(a)	for the benefit of the Agent and without liability to any Obligor, that it is in respect of an advance under a Finance Document to a Spanish Borrower:
(i)	a Non-Spanish Lender (other than a Treaty Lender);
(b)	that it is not a Non-Debt Fund Affiliate;
(c)	that it can exempt the Agent from the restrictions on self-dealing and multi-representation pursuant to section 181 of the German Civil Code (Bürgerliches

Execution Version

Gesetzbuch) and similar restrictions (if any) applicable to it pursuant to any other applicable laws;
(d)	its Facility Office and address, electronic email address and attention details for notices for the purposes of Clause 37.2 (Addresses) of the Facilities Agreement are set out below:

Facility Office: Taunustor 1, 60310 Frankfurt am Main, Germany

Notice details:

Fax: +1 214 291 4365    E-Fax 442074923297@tls.ldsprod.com

Email: European.loan.operations@jpmorgan.com

Telephone: +91 80 6790 7012 & +91 80 6790 5187

Goldman Sachs Bank USA confirms:

(a)	for the benefit of the Agent and without liability to any Obligor, that it is in respect of an advance under a Finance Document to a Spanish Borrower:
(i)	a Treaty Lender.
(b)	that it is not a Non-Debt Fund Affiliate;
(c)	that it cannot exempt the Agent from the restrictions on self-dealing and multi-representation pursuant to section 181 of the German Civil Code (Bürgerliches Gesetzbuch) and similar restrictions (if any) applicable to it pursuant to any other applicable laws;
(d)	its Facility Office and address, electronic email address and attention details for notices for the purposes of Clause 37.2 (Addresses) of the Facilities Agreement are set out below:

Facility Office: Goldman Sachs Bank USA, 200 West Street New York, NY 10282

Notice details:

Fax notices: 917-977-3966

Execution Version

Banco Santander, S.A., New York Branch confirms:

(a)	for the benefit of the Agent and without liability to any Obligor, that it is in respect of an advance under a Finance Document to a Spanish Borrower:
(i)	a Spanish Qualifying Lender (other than a Non-Spanish Lender);
(b)	that it is not a Non-Debt Fund Affiliate;
(c)	that it can exempt the Agent from the restrictions on self-dealing and multi-representation pursuant to section 181 of the German Civil Code (Bürgerliches Gesetzbuch) and similar restrictions (if any) applicable to it pursuant to any other applicable laws;
(d)	its Facility Office and address, electronic email address and attention details for notices for the purposes of Clause 37.2 (Addresses) of the Facilities Agreement are set out below:

Facility Office: Banco Santander, S.A., New York Branch, 437 Madison Avenue, New York, NY 10022

Notice details:

Email: LoansOpsNewYork@santander.us loansopsnymad@gruposantander.com

Royal Bank of Canada, London Branch confirms:

(a)	for the benefit of the Agent and without liability to any Obligor, that it is in respect of an advance under a Finance Document to a Spanish Borrower:
(i)	a Treaty Lender.
(b)	that it is not a Non-Debt Fund Affiliate;
(c)	that it can exempt the Agent from the restrictions on self-dealing and multi-representation pursuant to section 181 of the German Civil Code (Bürgerliches Gesetzbuch) and similar restrictions (if any) applicable to it pursuant to any other applicable laws;
(d)	its Facility Office and address, electronic email address and attention details for notices for the purposes of Clause 37.2 (Addresses) of the Facilities Agreement are set out below:

Facility Office: Royal Bank of Canada, London Branch, Global Loans Administration, 100 Bishopsgate, London EC2N 4AA

Execution Version

Notice details:

Fax: 44-207-332-0036

Email Address: RBCGLALondon@rbc.com

Telephone: +60 (3) 2639 7544 / +60 (3) 2639 7462

Banque Nomura France confirms:

(a)	for the benefit of the Agent and without liability to any Obligor, that it is in respect of an advance under a Finance Document to a Spanish Borrower:
(i)	a Non-Spanish Lender (other than a Treaty Lender);
(b)	that it is not a Non-Debt Fund Affiliate;
(c)	that it can exempt the Agent from the restrictions on self-dealing and multi-representation pursuant to section 181 of the German Civil Code (Bürgerliches Gesetzbuch) and similar restrictions (if any) applicable to it pursuant to any other applicable laws;
(d)	its Facility Office and address, electronic email address and attention details for notices for the purposes of Clause 37.2 (Addresses) of the Facilities Agreement are set out below:

Facility Office: 7 Place d’Iena, 75773 Paris Cedex 16

Notice details:

Name: Chris Connolly, Laura Foulds

Address: 1 Angel Lane, London EC4R 3AB, United Kingdom

Telephone: +44 207 102 3157, +44 207 102 8729

Email: loanopslondon@uk.nomura.com, loansagencyteam-ap@nomura.com

Execution Version

BNP Paribas S.A. confirms:

(a)	for the benefit of the Agent and without liability to any Obligor, that it is in respect of an advance under a Finance Document to a Spanish Borrower:
(i)	a Non-Spanish Lender (other than a Treaty Lender);
(b)	that it is not a Non-Debt Fund Affiliate;
(c)	that it can exempt the Agent from the restrictions on self-dealing and multi-representation pursuant to section 181 of the German Civil Code (Bürgerliches Gesetzbuch) and similar restrictions (if any) applicable to it pursuant to any other applicable laws;
(d)	its Facility Office and address, electronic email address and attention details for notices for the purposes of Clause 37.2 (Addresses) of the Facilities Agreement are set out below:

Facility Office: BNP Paribas, 16 boulevard des Italiens, 75009 Paris, France

Notice details:

Name: Sukhwani Roshan, Serrano-Suner Jose

Email: roshan.sukhwani@bnpparibas.com, jose.serrano-suner@bnpparibas.com

BNP Paribas S.A. N.V. confirms:

(a)	for the benefit of the Agent and without liability to any Obligor, that it is in respect of an advance under a Finance Document to a Spanish Borrower:
(i)	a Non-Spanish Lender (other than a Treaty Lender);
(b)	that it is not a Non-Debt Fund Affiliate;
(c)	that it can exempt the Agent from the restrictions on self-dealing and multi-representation pursuant to section 181 of the German Civil Code (Bürgerliches Gesetzbuch) and similar restrictions (if any) applicable to it pursuant to any other applicable laws;
(d)	its Facility Office and address, electronic email address and attention details for notices for the purposes of Clause 37.2 (Addresses) of the Facilities Agreement are set out below:

Execution Version

Facility Office: BNP Paribas Fortis SA/NV, Montagne du Parc 3 – 1000 Brussels, Belgium

Notice details:

Name: Sukhwani Roshan, Serrano-Suner Jose

Email: roshan.sukhwani@bnpparibas.com, jose.serrano-suner@bnpparibas.com

Execution Version

Schedule 6

Conditions

Capitalised terms in this Schedule 6 and not otherwise defined in this Agreement shall have the same meaning as specified with respect thereto in the Commitment Letter dated April 26, 2024 entered into by the Libertad Especia, S.L.U. (“Bidco”) and the Incremental Facility Lenders party thereto in their capacities as “Commitment Parties” and/or “Arrangers” thereunder (the “Commitment Parties” or the “Arrangers”, as applicable) in relation to the Incremental Facility Commitments established under this Agreement.

The following are the Conditions for the purposes of this Agreement:

1.The Acquisition shall have been consummated in accordance with the terms of the Acquisition Agreement, without giving effect to any waiver, amendment, supplement or modification by Bidco or LMC (or any of its affiliates), and no consent or request by Bidco or LMC or any of its subsidiaries shall have been provided under the Acquisition Agreement, in each case, which is materially adverse to the interests of the Arrangers or the Commitment Parties without the Arrangers’ prior written consent (such consent not to be unreasonably withheld, delayed or conditioned).  Without limiting the foregoing, it is understood and agreed that (a) any decrease in the purchase price shall not be materially adverse to the interests of the Arrangers or the Commitment Parties to the extent the cash consideration portion of any such reduction (if any) is applied to reduce any Permanent Financing and/or the Bridge Facility, as selected by LMC, on a dollar-for-dollar basis and (b) any increase in the purchase price equal to or greater than 10% of the purchase price shall be deemed materially adverse to the interests of the Arrangers or the Commitment Parties unless such increase is not financed with indebtedness issued or incurred by the Group or Bidco.

2.The Arrangers shall have received (i) the Annual Financial Statements (as defined and to the extent required by the Facilities Agreement) of the Company for (x) the fiscal year ended December 31, 2023 and (y) each subsequent fiscal year ended at least 180 days prior to the 2025 Closing Date and (ii)  the Quarterly Financial Statements (as defined and to the extent required by the Facilities Agreement) of the Company for the most recent fiscal quarter ended at least 60 days prior to the 2025 Closing Date, in each case, as delivered under the Facilities Agreement.

3.The Borrower has paid (or arranged to be paid) all fees and all expenses required to be paid pursuant to the Commitment Letter and the Fee Letters and for which invoices have been presented at least three (3) Business Days prior to the 2025 Closing Date (or such fees and expenses have been directed to be paid and/or deducted as applicable by the Agent from the proceeds of the Term Facility A Loans made on the 2025 Closing Date).

4.The Lenders shall have received at least three (3) Business Days prior to the 2025 Closing Date all documentation and other information regarding the Loan Parties required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including, without limitation the PATRIOT Act, in each case to the extent reasonably requested at least ten Business Days prior to the 2025 Closing Date.  With respect to

Execution Version

the Company, if the Company qualifies as a “legal entity” customer under 31 C.F.R. § 1010.230, the Company shall have delivered to each requesting Lender at least three Business Days prior to the 2025 Closing Date (to the extent request by such Lender at least ten Business Days prior to the 2025 Closing Date) a Beneficial Ownership Certification in relation to the Company.  “Beneficial Ownership Certification” means a certification regarding individual beneficial ownership solely to the extent expressly required by the Beneficial Ownership Regulation.

5.At the time of and upon giving effect to the borrowing and application of the Term Facility A Loans on the 2025 Closing Date, the Acquisition Agreement Representations shall be true and correct in all material respects (or, to the extent already qualified by materiality or material adverse effect, in all respects) except to the extent relating to an earlier date, in which case, such Acquisition Agreement Representation shall be true and correct in all material respects on such earlier date (or, to the extent already qualified by materiality or material adverse effect, in all respects).

6.  At the time of and upon giving effect to the borrowing and application of the Term Facility A Loans on the 2025 Closing Date and giving effect to the Incremental Revolving Facility Commitments, the representations set out below  (together the "Specified Representations") shall be true and correct in all material respects (or, to the extent already qualified by materiality or material adverse effect, in all respects) with the same effect as though made on and as of the 2025 Closing Date, except to the extent relating to an earlier date, in which case, such Specified Representations shall be true and correct in all material respects on such earlier date (or, to the extent already qualified by materiality or material adverse effect, in all respects):

(a)the representations set forth in Clauses 24.2 (Status), 24.3(a) (Binding obligations); 24.4(b) (solely as it applies to the execution, delivery and performance of the Facilities Agreement and this Agreement) (Non-conflict with other obligations); 24.4(c) (solely as it applies to the execution, delivery and performance of the Facilities Agreement and this Agreement) (Non-conflict with other obligations); 24.5 (Power and authority); 24.8 (Insolvency), 24.10 (solely in respect of the PATRIOT Act and other applicable anti-terrorism laws) (No breach of laws), 24.17 (Sanctions) (for this purpose as if the definition of Sanctions Authority included the government of Canada and any governmental institutions of Canada) and 24.18 (Anti-corruption and anti-money laundering) of the Facilities Agreement;

(b)the Company is not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock within the meaning of USA Regulations T, U and X (“Margin Stock”), or extending credit for the purpose of purchasing or carrying Margin Stock, and no part of the proceeds of any borrowing under the Facilities Agreement by the Company will be used to buy or carry any Margin Stock.  Following the application of the proceeds of each borrowing, not more than 25% of the value of the assets (either of the Company only or of the Company and its subsidiaries on a consolidated basis) will be Margin Stock; and

(c)neither the Company nor any of its subsidiaries is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940.

Execution Version

7. At the time of and upon giving effect to the borrowing and application of the Term Facility A Loans on the 2025 Closing Date and giving effect to the Incremental Revolving Facility Commitments, there shall not exist as of the 2025 Closing Date a Material Event of Default.

8. Subject in all respects to the Limited Conditionality Provisions, the Agent shall have received:

(a)	In relation to the Company, an up-to-date literal excerpt (certificación) from the relevant Commercial Registry including, particularly, reference to (i) its valid incorporation and existence; (ii) the current composition of its governing body; (iii) that no decision for its dissolution, liquidation or insolvency has been registered and (iv) containing the up to date by-laws. To the extent there are any public deeds that are pending to be registered with the Commercial Registry or are already registered with the Commercial Registry which amend the by-laws or the composition of the governing body of the Company, a copy of such public deeds will need to be enclosed to the certificate.
(b)	A copy of the corporate resolution from the board of directors of the Company (raised to the status of Spanish Public Document):
(i)	approving the terms of, and the transactions contemplated by, this Agreement and the other Finance Documents referred to in this paragraph (8) to which it is party ("Relevant Finance Documents");
(ii)	authorising a specified person or persons to execute the Relevant Finance Documents; and
(iii)	authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices (including, if relevant, any Utilisation Request) to be signed and/or despatched by it under or in connection with the Relevant Finance Documents, if applicable.
(c)	A resolution signed by all the holders of the issued share capital of the Company, approving the terms of, and the transactions contemplated by, the Relevant Finance Documents and resolving that it execute, deliver and perform the Relevant Finance Documents to which it is a party.
(d)	Specimen signatures in relation to the persons of the Company signing the Relevant Finance Documents.
(e)	Formalities certificate of the Company in customary form (signed by an authorised signatory or manager (as applicable)) certifying that:
(i)	each copy document specified in paragraph (a) to (b)(c) above is correct, complete and in full force and effect and has not been amended or superseded as at a date no earlier than the date of this Agreement; and

Execution Version

(ii)	borrowing, guaranteeing or securing, as appropriate, the Total Commitments would not cause any borrowing, guarantee or security or similar limit binding on it to be exceeded.
(f)	Copies of the following Finance Documents executed by the Company and/or the relevant parties to it:
(i)	this Agreement (raised to the status of Spanish Public Document by all the parties to it);
(ii)	a Utilisation Request; and
(iii)	subject to the Agreed Security Principles, a deed of extension and ratification (raised to the status of Spanish Public Document by all the parties to it) in relation to:
(1)	the share pledge over the Company's shares;
(2)	the receivables pledge over intra-Group loans owed to the Company by members of the Group; and
(3)	the account pledge over bank accounts held by the Company; and
(4)	the irrevocable powers of attorney granted in relation to the share pledge over the Company’s shares, the pledge over intra-Group loans owed to the Company by members of the Group and the pledge over bank accounts held by the Company.
(g)	A legal opinion of Linklaters, S.L.P., legal advisers to the Agent and the Lenders as to English law, addressed to the Agent, the Security Agent and the Lenders (covering legality, validity and enforceability).
(h)	A legal opinion of Linklaters, S.L.P., legal advisers to the Agent and the Lenders as to Spanish law, addressed to the Agent, the Security Agent and the Lenders (covering legality, validity and enforceability).
(i)	A legal opinion of Pérez-Llorca Abogados, S.L.P., legal advisers to the Company as to Spanish law, covering existence, corporate capacity and authority of the Company in connection with the execution, and performance of its obligations under the Relevant Finance Documents, addressed to the Agent, the Security Agent and the Lenders.
(j)	A copy of the process agent appointment letter in respect of this Agreement in the form provided to the Agent prior to the date hereof.

SIGNATURE PAGES

Agent

BNP PARIBAS S.A.

By:

Name:

Title:

Security Agent

BNP PARIBAS S.A.

By:

Name:

Title:

Incremental Facility Lender

BNP PARIBAS S.A.

By:

Name:

Title:

[Signature page to the Incremental Facility Notice]

Incremental Facility Lender

BNP PARIBAS FORTIS S.A. N.V.

By:

Name:

Title:

[Signature page to the Incremental Facility Notice]

Incremental Facility Lender

BANK OF AMERICA EUROPE DESIGNATED ACTIVITY COMPANY

By:

Name:

Title:

[Signature page to the Incremental Facility Notice]

Incremental Facility Lender

J.P. MORGAN SE

By:

Name:

Title:

By:

Name:

Title:

[Signature page to the Incremental Facility Notice]

Incremental Facility Lender

goldman sachs bank usa

By:

Name:

Title:

[Signature page to the Incremental Facility Notice]

Incremental Facility Lender

banco SANTANDER, s.a., new york branch

By:
Name:
Title:

By:
Name:
Title:

[Signature page to the Incremental Facility Notice]

Incremental Facility Lender

BANQUE NOMURA FRANCE

By:

Name:

Title:

[Signature page to the Incremental Facility Notice]

Incremental Facility Lender

royal bank of canada, LONDON BRANCH

By:

Name:

Title:

[Signature page to the Incremental Facility Notice]

Incremental Facility Lender

CITIBANK Europe Plc, Sucursal en espaÑa

By:

Name:

Title:

[Signature page to the Incremental Facility Notice]

Incremental Facility Lender

SOCIÉTÉ GÉNÉRALE S.A., SUCURSAL EN ESPAÑA

By:

Name:

Title:

[Signature page to the Incremental Facility Notice]

Company

DORNA SPORTS, S.L.

By:

Name:

Title:

[Signature page to the Incremental Facility Notice]